DREYFUS INTERNATIONAL EQUITY FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:
    Dreyfus International Equity Fund, Inc. marked its latest semi-annual fiscal period November 30, 1995. During the six months, the United States enjoyed an unprecedented securities boom based on an economy that was growing at a sustainable rate, without inflation. Markets elsewhere in the world were overshadowed for the time being by the stellar American performance.
ECONOMIC ENVIRONMENT
    In Japan, the economic authorities were still trying to cope with major debt problems that had weakened the nation's credit structure. Yet the Government's evident determination to correct the situation encouraged investors. For a good part of the period, the Yen was weak versus the dollar. Lately, however, there has been some recovery by the Japanese currency, which could have a negative impact on their exports.
    The Southeast Asian "Tigers" are still experiencing market levels well below previous peaks. This is due in part to excessive speculation, but also to overheated economies. In due course, we expect these markets to resume their impressive growth curves.
    In Europe, the major factor recently has been the painful process of adjusting, or preparing to adjust, economic realities to the coming of a unified European currency. France was seriously affected by protest strikes, which reduced securities values as well as economic activity for most of November. The Germans, who still are the economic powerhouse of the Continent, are burdened by a cost structure, including interest rates, that has been kept high to offset the effect of absorbing East Germany. Elsewhere on the Continent, country-specific problems, such as the political/financial scandals in Italy, have put a damper on equities. By comparison, Britain seems to be doing reasonably well, though faced with the possibility that the Conservative government may not be able to retain power.
    As far as concerns Europe, we have no doubt that the Maastricht Treaty provides a very constructive path toward a much better future for the participating economies. The journey toward that goal will, however, not be smooth.
PORTFOLIO OVERVIEW
    During the six months ended November 30, 1995, the Dreyfus International Equity Fund's total return amounted to 1.16%,* which can be compared with the 2.36% return for the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index.** The Japanese market performed strongly early in the period, but this was offset by the significant weakening of the Yen. Within the Continent, the Swiss market benefited from the safe haven status of the Franc.
    The Far Eastern markets disappointed and we took advantage of weakness in Hong Kong to add to the property stocks Shun Tak Holdings and Hong Kong Land Holdings. Malaysia was weak latterly due to concern at an overheating economy and, we now believe, offers reasonable value.
    A number of changes were made to the country allocation - notably an increase in the U.K. content to near 25%, compared to the EAFE Index weighting of 16.6%. Small- and mid-size stocks have been underperforming in this market though dividends have been growing at about 10% a year. Finally, we sold out of the emerging markets of Mexico, South Africa and India.

    Falling interest rates provide an encouraging background for markets in early 1996. Positive returns, however, could be partly offset if the dollar remains strong.
                              Sincerely,

                          [J.C. Whitaker signature logo]

                              J.C. Whitaker
                              Portfolio Manager
                              Dreyfus International Equity Fund
                              M & G Investment Management, Ltd.
December 18, 1995
London, U.K.

* Total return includes reinvestment of dividends and any capital gains paid.
**SOURCE: LIPPER ANALYTICAL SERVICES, INC. - The Morgan Stanley Capital International Europe, Australasia, Far East (EAFE(R)) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries. The return indicated includes net dividends reinvested. The Index is the property of Morgan Stanley & Co., Incorporated.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS                                                                         NOVEMBER 30, 1995 (UNAUDITED)
COMMON STOCKS-92.6%                                                                                SHARES               VALUE
                                                                                                   _______             _______
  AUSTRALIA-3.3%                    BTR Nylex......................................                600,000        $    1,611,624
                                    Boral..........................................                800,000             1,893,584
                                                                                                                        _______
                                                                                                                       3,505,208
                                                                                                                        _______
  FRANCE-6.4%                        BUT S.A........................................                 7,000             1,596,958
                                     Banque Nationale de Paris......................                31,400             1,388,713
                                     Bollore Technologies S.A....................(a)                 8,850               761,557
                                     Castorama Dubois Investissements S.A...........                 8,085             1,278,197
                                     Compagnie Financiere de Paribas S.A., Cl.A.....                13,600               754,165
                                     Imetal.........................................                 9,000             1,044,627
                                                                                                                       _________
                                                                                                                       6,824,217
                                                                                                                       _________
  GERMANY-4.0%                       Adidas AG...................................(a)                13,000               692,675
                                     BASF AG........................................                 5,000             1,095,370
                                     Etienne Aigner AG..............................                 4,000             1,857,636
                                     Felten & Guilleaume Energietechnik.............                 4,200               661,783
                                                                                                                       _________
                                                                                                                       4,307,464
                                                                                                                       _________
  HONG KONG-4.6%                     HKR International..............................                596,800              509,261
                                     Hong Kong Land Holdings........................                750,000            1,335,000
                                     Lamex Holdings.................................              5,808,000            1,156,419
                                     Shun Tak Holdings..............................              1,700,000            1,153,921
                                     Swire Pacific, Cl. A...........................                100,000              756,351
                                                                                                                       _________
                                                                                                                       4,910,952
                                                                                                                       _________
  INDONESIA-.9%                      PT Indofood Sukses Makmur......................                150,000              657,030
                                     PT Telekomunikasi Indonesia, A.D.R..........(a)                 15,000              315,000
                                                                                                                         _______
                                                                                                                         972,030
                                                                                                                         _______
  ITALY-1.3%                        Edison S.P.A.....................................               340,000            1,358,724
                                                                                                                       _________
  JAPAN-26.3%                       Amway Japan......................................                55,000            2,237,745
                                    Asahi Concrete Works.............................                24,000              261,176
                                    DDI..............................................                   180            1,443,529
                                     East Japan Railway..............................                   260            1,271,961
                                     Hitachi Credit..................................               100,000            1,813,726
                                     Komori..........................................                50,000            1,176,471
                                     Kurimoto........................................               140,000            1,413,726
                                     Mitsubishi Bank.................................                80,000            1,741,176
                                     Mitsubishi Chemical.............................               200,000              972,549
                                     Mitsui Fudosan..................................               125,000            1,544,118
                                     NEC.............................................               130,000            1,656,863
                                     NKK......................................... (a)               500,000            1,372,549
                                     Nippon Express..................................               170,000            1,471,667
                                     Nippon Telegraph & Telephone....................                   204            1,662,000
                                     Nissan Chemical Industries......................               210,000            1,348,529
                                     P.S.............................................                70,400            1,173,333
                                     Sankyo..........................................                19,500              927,206
                                     Seven Eleven Japan..............................                22,000            1,518,431

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                            NOVEMBER 30, 1995 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                          SHARES              VALUE
                                                                                                   _______            _______

  JAPAN (CONTINUED)                  Sumitomo Bank...................................                60,000       $  1,152,941
                                     Sumitomo Metal Mining...........................               160,000          1,394,510
                                     Toshoku.........................................               100,000            525,490
                                                                                                                        ______
                                                                                                                    28,079,696
                                                                                                                    __________
  MALAYSIA-2.2%                      Hong Leong Credit Berhad........................               120,000            477,730
                                     Leader Universal Holdings Berhad................               334,666            890,420
                                     Metacorp Berhad.................................               107,667            244,023
                                     Renong Berhad...................................               490,000            714,623
                                                                                                                     _________
                                                                                                                     2,326,796
                                                                                                                     _________
  NETHERLANDS-5.5%                  Ahrend Groep N.V.................................                55,000          1,850,309
                                    Akzo N.V.........................................                17,000          1,920,370
                                    OCE-Van Der Grinten N.V..........................                35,000          2,138,889
                                                                                                                     _________
                                                                                                                     5,909,568
                                                                                                                     _________
  SINGAPORE-1.3%                   Overseas Union Bank...............................               220,000          1,395,761
                                                                                                                     _________
  SPAIN-6.2%                       Hidroelectrica del Cantabrico S.A.................                46,000          1,476,773
                                   Iberdrola S.A. ...................................               234,000          1,972,923
                                   Repsol S.A. ......................................                61,000          1,921,240
                                   Uralita S.A. ..................................(a)               125,000          1,266,721
                                                                                                                     _________
                                                                                                                     6,637,657
                                                                                                                     _________
  SWEDEN-2.0%                      Lindex AB.........................................                67,000            930,272
                                   Volvo AB..........................................                57,000          1,182,789
                                                                                                                     _________
                                                                                                                     2,113,061
                                                                                                                     _________
  SWITZERLAND-5.7%                 Compagnie Financiere Michelin..................(a)                 5,250          2,365,066
                                   Elektrowatt AG (Warrants)......................(a)                14,000          1,029,324
                                   Motor-Columbus.................................(a)                   500            837,229
                                   Pelikan Holding AG.............................(a)                 7,000            630,684
                                   Sulzer AG.........................................                 2,150          1,187,846
                                                                                                                     _________
                                                                                                                     6,050,149
                                                                                                                     _________
  UNITED KINGDOM-22.9%              BAT Industries PLC...............................               210,000          1,791,247
                                    Booker PLC.......................................               270,000          1,466,505
                                    British Steel PLC................................               700,000          1,807,312
                                    British Telecommunications PLC...................               290,000          1,674,968
                                    Burton Group PLC.................................               800,000          1,554,480
                                    Concentric PLC...................................               232,000            614,081
                                    Cookson Group PLC................................               350,000          1,654,963
                                    Glaxo Wellcome PLC...............................               120,000          1,600,074
                                    Hammerson PLC....................................               275,000          1,426,342
                                    Harrisons & Crosfield PLC........................               650,000          1,437,053
                                    Lloyds Bank PLC..................................               140,000          1,859,256
                                    Lucas Industries PLC.............................               940,000          2,660,670
                                    RTZ PLC..........................................               110,000          1,577,812

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                              NOVEMBER 30, 1995 (UNAUDITED)
COMMON STOCKS (CONTINUED)                                                                            SHARES            VALUE
                                                                                                     _______          _______

  UNITED KINGDOM (CONTINUED)         Royal Doulton PLC...............................                500,000    $    1,954,575
                                     Welsh Water PLC.................................                125,003         1,316,788
                                                                                                                    __________
                                                                                                                    24,396,126
                                                                                                                    __________
                                     TOTAL COMMON STOCKS
                                       (cost $93,660,245)............................                             $ 98,787,409
                                                                                                                    ==========
PREFERRED STOCKS- 3.5%
  GERMANY:                           Fresenius AG....................................                  3,000    $    2,400,829
                                     Herlitz AG......................................                  8,444         1,383,019
                                                                                                                     _________
                                     TOTAL PREFERRED STOCKS
                                       (cost $3,554,665).............................                              $  3,783,848
                                                                                                                      =========
                                                                                            PRINCIPAL
SHORT-TERM INVESTMENTS-2.6%                                                                  AMOUNT
                                                                                             _______
  UNITED STATES:                    U.S. Treasury Bills:
                                     5.15%, 12/7/95..................................      $    7,000               $    6,994
                                     5.57%, 12/21/95.................................         772,000                  769,607
                                     5.33%, 1/11/96..................................       2,017,000                2,004,615
                                                                                                                     _________
                                    TOTAL SHORT-TERM INVESTMENTS
                                       (cost $2,781,362).............................                              $ 2,781,216
                                                                                                                     =========
TOTAL INVESTMENTS (cost $99,996,272).................................................          98.7%              $105,352,473
                                                                                               ====                ===========
CASH AND RECEIVABLES (NET)...........................................................           1.3%            $    1,393,476
                                                                                               ====                  =========

NET ASSETS...........................................................................          100.0%             $106,745,949
                                                                                               =====               ===========
NOTE TO STATEMENT OF INVESTMENTS;
    (a)  Non-income producing.










See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                           NOVEMBER 30, 1995 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $99,996,272)-see statement......................................                                    $105,352,473
    Cash....................................................................                                         672,727
    Receivable for investment securities sold...............................                                       3,231,907
    Dividends receivable....................................................                                         545,431
    Prepaid expenses........................................................                                          81,753
                                                                                                                 ___________
                                                                                                                 109,884,291
LIABILITIES:
    Due to The Dreyfus Corporation..........................................                   $     67,511
    Due to Distributor......................................................                         67,511
    Payable for Common Stock redeemed.......................................                      1,568,245
    Payable for investment securities purchased.............................                      1,304,731
    Accrued expenses........................................................                        130,344        3,138,342
                                                                                                 ___________     ___________
NET ASSETS..................................................................                                    $106,745,949
                                                                                                                ============
REPRESENTED BY:
    Paid-in capital.........................................................                                    $111,363,127
    Accumulated undistributed investment income-net.........................                                         169,751
    Accumulated net realized (loss) on investments..........................                                     (10,135,950)
    Accumulated net unrealized appreciation on investments
      and foreign currency transactions.....................................                                       5,349,021
                                                                                                                   _________
NET ASSETS at value applicable to 7,679,076 outstanding shares of
    Common Stock, equivalent to $13.90 per share (300 million
    shares of $.001 par value authorized)...................................                                    $106,745,949
                                                                                                                 ===========









See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF OPERATIONS                                                           SIX MONTHS ENDED NOVEMBER 30, 1995 (UNAUDITED)
INVESTMENT INCOME:
    INCOME:
      Cash dividends (net of $217,143 foreign taxes withheld at source).....                      $1,488,245
      Interest..............................................................                         166,800
                                                                                                     _______
            TOTAL INCOME....................................................                                         $1,655,045
    EXPENSES:
      Management fee-Note 2(a)..............................................                         459,435
      Shareholder servicing costs-Note 2(b,c)...............................                         579,468
      Custodian fees........................................................                          80,038
      Professional fees.....................................................                          33,700
      Directors' fees and expenses-Note 2(d)................................                          22,869
      Registration fees.....................................................                          16,499
      Prospectus and shareholders' reports-Note 2(b)........................                          16,065
      Miscellaneous.........................................................                          12,818
                                                                                                      ______
            TOTAL EXPENSES..................................................                                         1,220,892
                                                                                                                     _________
            INVESTMENT INCOME-NET...........................................                                           434,153
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain on investments and foreign currency
      transactions-Note 3...................................................                      $    56,474
    Net unrealized appreciation on investments and foreign currency
      transactions..........................................................                        2,001,145
                                                                                                    _________
            NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.................                                         2,057,619
                                                                                                                    __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                        $2,491,772
                                                                                                                     =========









See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      YEAR ENDED           SIX MONTHS ENDED
                                                                                        MAY 31,            NOVEMBER 30, 1995
                                                                                         1995                 (UNAUDITED)
                                                                                        ________              ___________
OPERATIONS:
    Investment income-net...............................................        $        144,098         $        434,153
    Net realized gain (loss) on investments.............................              (9,638,920)                   56,474
    Net unrealized appreciation (depreciation) on investments for the period          (2,647,103)                2,001,145
                                                                                      ___________                _________
      NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...              (12,141,925)               2,491,772
                                                                                      ___________                _________
DIVIDENDS TO SHAREHOLDERS:
    From investment income-net..........................................                (144,098)                   __
    In excess of investment income-net..................................                (207,897)                   __
    From net realized gain on investments...............................              (2,933,301)                   __
                                                                                      ___________                _________
      TOTAL DIVIDENDS...................................................              (3,285,296)                   __
                                                                                      ___________                _________
CAPITAL STOCK TRANSACTIONS:
    Net proceeds from shares sold.......................................             514,593,936               206,259,574
    Dividends reinvested................................................               3,064,914                   __
    Cost of shares redeemed.............................................            (544,228,996)             (239,914,548)
                                                                                    ____________               ____________
      (DECREASE) IN NET ASSETS FROM CAPITAL STOCK TRANSACTIONS..........             (26,570,146)              (33,654,974)
                                                                                     ___________               ___________
          TOTAL (DECREASE) IN NET ASSETS................................             (41,997,367)              (31,163,202)
NET ASSETS:
    Beginning of period.................................................             179,906,518               137,909,151
                                                                                     ___________               ___________
    End of period [including distributions in excess of investment income-net;
      ($237,568) and undistributed investment income-net;
      $169,751, respectively]...........................................             $ 137,909,151             $ 106,745,949
                                                                                       ===========               ===========

                                                                                         SHARES                    SHARES
                                                                                         _______                   _______
CAPITAL SHARE TRANSACTIONS:
    Shares sold.........................................................              35,280,834                  14,781,911
    Shares issued for dividends reinvested..............................                 217,216                       __
    Shares redeemed.....................................................            (37,294,477)                (17,139,210)
                                                                                     ___________                 ___________
      NET (DECREASE) IN SHARES OUTSTANDING..............................              (1,796,427)                (2,357,299)
                                                                                      ==========                  ==========



See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                            SIX MONTHS ENDED
                                                                               YEAR ENDED MAY 31,          NOVEMBER 30, 1995
                                                                          ________________________
PER SHARE DATA:                                                           1994(1)         1995              (UNAUDITED)
                                                                          ____            ____                 ______
    Net asset value, beginning of period.......................         $12.50           $15.20                $13.74
                                                                         _____            ____                  _____
    INVESTMENT OPERATIONS:
    Investment income-net......................................           .05               .01                   .05
    Net realized and unrealized gain (loss) on investments.....          2.74             (1.19)                  .11
                                                                         _____            ______                _____
      TOTAL FROM INVESTMENT OPERATIONS.........................          2.79             (1.18)                  .16
                                                                         _____            ______                _____
    DISTRIBUTIONS:
    Dividends from investment income-net.......................          (.02)             (.01)                  __
    Dividends in excess of investment income-net...............          (.04)             (.02)                  __
    Dividends from net realized gain on investments............          (.03)             (.25)                  __
                                                                         _____            ______                _____
      TOTAL DISTRIBUTIONS......................................          (.09)             (.28)                  __
                                                                         _____            ______                _____
    Net asset value, end of period.............................        $15.20            $13.74                $13.90
                                                                        ======            ======                =====
TOTAL INVESTMENT RETURN........................................         22.32%(2)         (7.81%)                1.16%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets....................          1.71%(2)          1.92%                 1.00%(2)
    Ratio of net investment income to average net assets.......           .11%(2)           .09%                  .35%(2)
    Decrease reflected in above expense ratios due to
      undertakings by Dreyfus..................................           .16%(2)            __                    __
    Portfolio Turnover Rate....................................         51.32%(2)         40.15%                16.64%(2)
    Net Assets, end of period (000's Omitted)..................         $179,907        $137,909              $106,746
(1)    From June 29, 1993 (commencement of operations) to May 31, 1994.
(2)    Not annualized.






See independent accountants' review report and notes to financial statements.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    The Fund is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Dreyfus Corporation ("Dreyfus") serves as the Fund's investment adviser. M&G
Investment Management Limited ("M&G") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load. The Distributor, located at One Exchange Place, Boston, Massachusetts 02109, is a wholly-owned subsidiary of FDI Distribution Services, Inc., a provider of mutual fund administration services, which in turn is a wholly-owned subsidiary of FDI Holdings, Inc., the parent company of which is Boston Institutional Group, Inc. Dreyfus is a direct subsidiary of Mellon
Bank, N.A.
    (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.
    (B) FOREIGN CURRENCY TRANSACTIONS: The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.
    Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.
    (C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.
    (D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
    Dividends in excess of investment income-net result from Federal income tax distribution requirements, primarily unrealized gains on Passive Foreign Investment Companies and foreign currency transactions.

DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED)
    In accordance with a recently adopted Statement of Position (SOP 93-02) certain differences resulting from the classification of gains/losses recognized on foreign currency transactions and PFIC's for book and tax purposes and the recording of related distributions to shareholders have been reclassified. To reflect these reclassifications, during the six months ended November 30, 1995 the Fund credited paid-in capital $167,356 and charged accumulated undistributed net investment income and accumulated net realized loss on investments $26,835 and $140,521 respectively. During the year ended May 31, 1995, the Fund charged paid-in capital $253,131, and credited accumulated undistributed net investment income and accumulated net realized loss on investments $68,998 and $184,132, respectively. These reclassifications had no effect on net investment income, net realized gains and net assets.
    (E) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $2,639,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to May 31, 1995. The carryover does not include net realized securities losses from November 1, 1994 through May 31, 1995 which are treated, for Federal income tax purposes, as arising in fiscal 1996. If not applied, the carryover expires in fiscal 2003.
NOTE 2- INVESTMENT ADVISORY FEE, SUB-INVESTMENT ADVISORY FEE AND OTHER TRANSAC TIONS WITH AFFILIATES:
    (A) Pursuant to a Management Agreement with Dreyfus, the management fee is computed at the annual rate of .75 of 1% of the average daily value of the Fund's net assets and is payable monthly. Dreyfus and M&G have agreed that if in any full fiscal year the Fund's aggregate expenses, exclusive of interest, taxes, brokerage and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, Dreyfus and M&G will bear the excess expense in proportion to their management fee and sub-advisory fee to the extent required by state law. The most stringent state expense limitation applicable to the Fund presently requires reimbursement of expenses in any full fiscal year that such expenses (excluding distribution expenses and certa in expenses as described above) exceed 2 1/2% of the first $30 million, 2% of the next $70 million and 1 1/2% of the excess over $100 million of the average value of the Fund's net assets in accordance with California "blue sky" regulations. No expense reimbursement was required for the six months ended November 30, 1995.
    Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and M&G, the sub-advisory fee is computed at the annual rate of .30 of 1% of the average daily value of the Fund's net assets and is payable monthly by Dreyfus.
    Effective December 1, 1995, Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, serves as the Fund's Transfer and Dividend Disbursing Agent.
    (B) Pursuant to the Fund's Distribution Plan (the "Plan") pursuant to
Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents for distributing the Fund's shares and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of Dreyfus and any affiliate of
DREYFUS INTERNATIONAL EQUITY FUND, INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) either of them for advertising and marketing relating to the Fund, at an aggregate annual rate of .50 of 1% of the value of the Fund's average daily net assets. The Distributor may pay one or more Service Agents in respect of distribution services. The Distributor determines the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the Fund's average daily net assets for any full fiscal year. During the six months ended November 30, 1995, $308,503 was charged to the Fund pursuant to the Plan.
    (C) Pursuant to the Fund's Shareholder Services Plan, the Fund pays the Distributor an annual rate of .25 of 1% of the value of the Fund's average daily net assets for servicing shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. For the six months ended November 30, 1995, $153,145 was charged to the Fund by the Distributor pursuant to the Shareholder Services Plan.
    (D) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.
NOTE 3-SECURITIES TRANSACTIONS:
    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the six months ended November 30, 1995 amounted to $19,138,926 and $44,098,561, respectively.
    At November 30, 1995, accumulated net unrealized appreciation on investments was $5,356,201, consisting of $11,114,100 gross unrealized appreciation and $5,757,899 gross unrealized depreciation, excluding foreign currency transactions.
    At November 30, 1995, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


DREYFUS INTERNATIONAL EQUITY FUND, INC.
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS INTERNATIONAL EQUITY FUND, INC.
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus International Equity Fund, Inc., including the statement of investments, as of November 30, 1995, and the related statements of operations and changes in net assets and financial highlights for the six month period ended November 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended May 31, 1995 and financial highlights for each of the two years in the period ended May 31, 1995 and in our report dated June 30, 1995, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                          [Ernst and Young LLP signature logo]

New York, New York
January 9, 1996

[Dreyfus lion "d" logo]
DREYFUS INTERNATIONAL
EQUITY FUND, INC.
200 Park Avenue
New York, NY 10166
INVESTMENT ADVISER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
SUB-INVESTMENT ADVISER
M&G Investment Management Limited
Three Quays, Tower Hill
London, EC3R 6BQ, England
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
One American Express Plaza
Providence, RI 02903


Further information is contained
in the Prospectus, which must
precede or accompany this report.


Printed in U.S.A.                           095SA9511
[Dreyfus logo]
International
Equity Fund, Inc.
Semi-Annual
Report
November 30, 1995